provisions	12 Months Ended
Dec. 31, 2023
provisions
provisions

25provisions

			Written put
	Asset		options and
	retirement	Employee-	contingent
(millions)	obligations	related	consideration	Other	Total
Balance as at January 1, 2022	$501	$66	$203	$100	$870
Additions [1]	140	94	30	162	426
Reversals	(21)	(1)	(80)	(16)	(118)
Uses	(10)	(75)	(2)	(100)	(187)
Interest effects [2]	(294)	—	6	—	(288)
Effects of foreign exchange, net	—	—	—	1	1
Balance as at December 31, 2022	316	84	157	147	704
Additions	36	547	288	230	1,101
Reversals	—	(12)	(68)	(8)	(88)
Uses [3]	(10)	(400)	(110)	(180)	(700)
Interest effects [2]	36	—	17	—	53
Effects of foreign exchange, net	—	—	(8)	(1)	(9)
Balance as at December 31, 2023	$378	$219	$276	$188	$1,061
Current	$24	$215	$—	$78	$317
Non-current	354	4	276	110	744
Balance as at December 31, 2023	$378	$219	$276	$188	$1,061

1	For the year ended December 31, 2022, asset retirement obligations included $28 for the removal of specified telecommunications infrastructure equipment as required by Innovation, Science and Economic Development Canada
2	The difference of $23 (2022 – $(308)) between the asset retirement obligation interest effects in this table and the amount disclosed in Note 9 is a result of the change in the discount rates applicable to the provision, with such difference included in the cost of the associated asset(s) by way of being included with (netted against) the additions detailed in Note 17.
3	Written put options and contingent consideration uses include $54 from the issuance of Common Shares.

Asset retirement obligations

We establish provisions for liabilities associated with the retirement of property, plant and equipment when those obligations result from the acquisition, construction, development and/or normal operation of the assets. We expect that the associated cash outflows in respect of the balance accrued as at the financial statement date will occur proximate to the dates these assets are retired.

Employee-related

Our employee-related provisions are largely in respect of restructuring activities (as discussed further in Note 16(b)). The timing of the associated cash outflows in respect of the balance accrued as at the financial statement date is substantially short-term in nature.

Written put options and contingent consideration

In connection with certain business acquisitions, we have established provisions for written put options in respect of non-controlling interests. Provisions for some written put options are determined based on the net present value of estimated future earnings, and such provisions require us to make key economic assumptions about the future. Similarly, we have established provisions for contingent consideration. No cash outflows in respect of the written put options are expected prior to their initial exercisability, and no cash outflows in respect of contingent consideration are expected prior to completion of the periods during which the contingent consideration can be earned; in some instances, settlement of the provision for written put options may include the use of equity instruments.

Other

The provisions for other include: legal claims; non-employee-related restructuring activities; and contract termination costs and onerous contracts related to business acquisitions. Other than as set out following, we expect that the associated cash outflows in respect of the balance accrued as at the financial statement date will occur over an indeterminate multi-year period.

As discussed further in Note 29, we are involved in a number of legal claims and we are aware of certain other possible legal claims. In respect of legal claims, we establish provisions, when warranted, after taking into account legal assessments, information presently available, and the expected availability of recourse. The timing of cash outflows associated with legal claims cannot be reasonably determined.

In connection with business acquisitions, we have established provisions for contract termination costs and onerous contracts acquired.